EXHIBIT 10.2
                                                                   ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Head N.V. (the "Company") on Form 20-F for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:      March 26, 2003           By: /s/  Johan Eliasch
                                        ---------------------------------

                                               Johan Eliasch
                                               Chief Executive Officer,
                                               Chairman of the Management Board

Date:      March 26, 2003           By: /s/  Ralf Bernhart
                                        ---------------------------------

                                               Ralf Bernhart
                                               Chief Financial Officer,
                                               Member of the Management Board


A signed original of this written statement required by Section 906 has been provided to Head N.V. and will be retained by Head N.V. and furnished to the Securities and Exchange Commission or its staff upon request.